EXHIBIT 10.45



                                  EXHIBIT XI-C


                   [FORM OF FIRST AMENDMENT TO COMPANY PLEDGE
                              AGREEMENT (NEVADA)]

                          PLAYERS INTERNATIONAL, INC.

                                FIRST AMENDMENT
                      TO COMPANY PLEDGE AGREEMENT (NEVADA)


     This FIRST AMENDMENT TO COMPANY PLEDGE AGREEMENT (NEVADA) (this "Amendment") is dated as of August 25, 1995 and entered into by and between PLAYERS INTERNATIONAL, INC., a Nevada corporation ("Pledgor"), and FIRST INTERSTATE BANK OF NEVADA, N.A. ("FIB"), as administrative agent for and representative of (in such capacity herein called "Secured Party" or "Administrative Agent") the financial institutions ("Lenders") party to the Credit Agreement dated as of August 25, 1995 by and among Pledgor, Lenders, Administrative Agent, FIB and Bankers Trust Company, each as a Managing Agent for Lenders, and FIB and BT Securities Corporation, each as a Co-Arranger. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement. This Amendment is made with reference to, and amends, that certain Company Pledge Agreement (Nevada) dated as of August 25, 1995 by and among Pledgor and Secured Party (the "Pledge Agreement").

                                    RECITALS

                 WHEREAS, Pledgor and Secured Party desire to amend the provisions contained in Sections 7(a)(ii) and 7(b)(ii) of the Pledge Agreement; and

                 WHEREAS, the Nevada Gaming Commission ("NGC") must approve any such amendment to the Pledge Agreement prior to the effectiveness thereof;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                 Section 1.  AMENDMENTS TO THE PLEDGE AGREEMENT

                 A. Section 7(a) of the Pledge Agreement is hereby amended by deleting paragraph (ii) thereof in its entirety and substituting therefor the following:



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                 "(ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, interest and other distributions paid in respect of the Pledged Collateral; provided, however, that any and all dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary indorsements); and"

     B. Section 7(b) of the Pledge Agreement is hereby amended by deleting paragraph (ii) thereof in its entirety and substituting therefor the following:

                 "(ii) all rights of Pledgor to receive the dividends, interest and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, interest and other distributions; and"

     Section 2. PLEDGOR'S REPRESENTATIONS AND WARRANTIES

     In order to induce Administrative Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Pledgor represents and warrants to each Lender that the following statements are true, correct and complete:

     A. Corporate Power and Authority. Pledgor has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Pledge Agreement as amended by this Amendment (the "Amended Agreement").

     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Pledgor.

     C. Binding Obligation. This Amendment has been duly executed and delivered by Pledgor, and this Amendment and the Amended Agreement constitute the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with their respective terms.




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     Section 3. CONDITIONS TO EFFECTIVENESS

     The amendments to the Pledge Agreement set forth in Section 1 hereof shall become effective upon such time, and only upon such time, as either:

     A. (i) The NGC shall have approved this Amendment and the Amended Agreement and shall not have placed any conditions, contingencies or restrictions on the effectiveness of the Amended Agreement; and

     (ii) Administrative Agent shall have received a certified copy of all documents or instruments evidencing such approval by the NGC, which documents or instruments shall state that the Amended Agreement may become effective under the rules and regulations of the NGC; or

     B. Pledgor and Administrative Agent shall have received a written ruling from either the NGC or the Nevada State Gaming Control Board to the effect that no approval from the Nevada Gaming Authorities is required in order for Section 1 of this Amendment and for the Amended Agreement to become effective.

     Section 4. MISCELLANEOUS

     A. Reference to and Effect on the Pledge Agreement and the Other Loan Documents.

                 (i) On and after the effectiveness hereof, each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Pledge Agreement, and each reference in the other Loan Documents to the "Pledge Agreement", "thereunder", "thereof" or words of like import referring to the Pledge Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Pledge Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Secured Party under, the Pledge Agreement or any of the other Loan Documents.

     B. Fees and Expenses. Pledgor acknowledges that all costs, fees and expenses as described in subsection 15 of the Pledge Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Pledgor.



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     C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Pledgor and Secured Party and receipt by Secured Party of written or telephonic notification of such execution and authorization of delivery thereof.




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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   PLAYERS INTERNATIONAL, INC.,
                                   as Pledgor



                                   By: ____________________________________
                                   Title: _________________________________

                                   Notice Address:

                                       3900 Paradise Road, Suite 135
                                       Las Vegas, Nevada 89109
                                       Attention: President and Chief Financial
Officer

                                   With copies to:

                                       Players International, Inc.
                                       3900 Paradise Road, Suite 135
                                       Las Vegas, Nevada 89109
                                       Attention: Chief Financial Officer

                                      Players International, Inc.
                                      3900 Paradise Road, Suite 135
                                      Las Vegas, Nevada 89109
                                      Attention: General Counsel

                                   FIRST INTERSTATE BANK OF NEVADA, N.A.,
                                   as Secured Party


                                   By: ____________________________________
                                   Title: __________________________________

                                   Notice Address:

                                       3800 Howard Hughes Parkway, Suite 400
                                       Las Vegas, Nevada 89109
                                       Attention: Steve Byrne


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